                                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C. 20549

                                                      FORM 8-K
                                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2002

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
                        ---------------------------------------------------------------------
                               (Exact name of registrant as specified in its charter)

                Delaware                                   1-9618                              36-3359573
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     (State or other jurisdiction of               (Commission File No.)                   (I.R.S. Employer
     incorporation or organization)                                                       Identification No.)

   4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                                       60555
   --------------------------------------------------------                           ----------------------------
         (Address of principal executive offices)                                              (Zip Code)

                         Registrant's telephone number, including area code: (630) 753-5000

ITEM 9.    REGULATION FD DISCLOSURE

In accordance with General  Instruction B.2. to Form 8-K, the following  information shall not be deemed "filed" for purposes  of  Section  18 of the  Securities  Act of 1934,  as  amended,  nor  shall it be  deemed  incorporated  by reference  in any filing  under the  Securities  Act of 1933,  as amended,  except as shall be  expressly  set forth by specific reference in such a filing.

Navistar International Corporation (the "Registrant") today announced a voluntary plan through which shareholders owning fewer than 100 shares may either sell their holdings or purchase shares to bring them up to 100.  The
Registrant will not buy or sell any of these shares but will utilize Georgeson Shareholder, a firm specializing in odd-lot programs, to purchase such shares for eligible shareowners and administer the program. Participants will pay a fee of $3 per share up to a maximum of $35 per account.  Shares will be bought or sold in the open market through a designated broker.  Those eligible will be notified by mail and will have until December 20, 2002 to participate.

Navistar International Corporation  (NYSE:  NAV) is the parent company of International Truck and Engine
Corporation, a leading producer of mid-range diesel engines, medium trucks, heavy trucks, severe service vehicles, and a provider of parts and service sold under the International brand. IC Corporation, a wholly owned subsidiary, produces school buses.  The company also is a private label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets.  Additionally, through a joint venture with Ford Motor Company, the company will build medium commercial trucks and currently sells truck and diesel engine services parts.  International
Truck and Engine has the broadest distribution network in the industry. Financing for customers and dealers is provided through a wholly owned subsidiary.  Additional information can be found on the company's web site at www.nav-international.com

                                                     SIGNATURES
                                                     ----------

Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
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          Registrant

Date:    December 2, 2002                   /s/  Mark T. Schwetschenau
                               ----------------------------------------
                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)